EXHIBIT 99.1



===============================================================================



                      FORM OF SALE AND SERVICING AGREEMENT


                                     between


                       DAIMLERCHRYSLER AUTO TRUST 200__-__
                                     Issuer,


                                       and


                DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC,
                               Seller and Servicer



                         Dated as of ___________, 200__



===============================================================================



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
                                                  ARTICLE I

                                                 Definitions
Section 1.01      Definitions................................................................1
Section 1.02      Other Definitional Provisions.............................................15

                                                  ARTICLE II

                                          Conveyance of Receivables

Section 2.01      Conveyance of Receivables.................................................16
Section 2.02      Conveyance of Fixed Value Payments and Fixed Value Finance
                  Charges...................................................................17
Section 2.03      Fixed Value Securities....................................................17

                                                 ARTICLE III

                                               The Receivables

Section 3.01      Representations and Warranties of Seller with Respect to the
                  Receivables...............................................................18
Section 3.02      Repurchase upon Breach....................................................22
Section 3.03      Custody of Receivable Files...............................................22
Section 3.04      Duties of Servicer as Custodian...........................................23
Section 3.05      Instructions; Authority To Act............................................23
Section 3.06      Custodian's Indemnification...............................................23
Section 3.07      Effective Period and Termination..........................................24
Section 3.08      Representations and Warranties as to the Security Interest
                  of the Issuer in the Receivables..........................................24

                                                  ARTICLE IV

                                 Administration and Servicing of Receivables

Section 4.01      Duties of Servicer........................................................25
Section 4.02      Collection and Allocation of Receivable Payments..........................25
Section 4.03      Realization upon Receivables..............................................26
Section 4.04      Physical Damage Insurance.................................................26
Section 4.05      Maintenance of Security Interests in Financed Vehicles....................26
Section 4.06      Covenants of Servicer.....................................................26
Section 4.07      Purchase of Receivables upon Breach.......................................26
Section 4.08      Servicing Fee.............................................................27
Section 4.09      Servicer's Certificate....................................................27
Section 4.10      Annual Statement as to Compliance; Item 1122 Servicing
                  Criteria Assessment; Notice of Default....................................27
Section 4.11      Annual Independent Certified Public Accountants' Report...................28


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

Section 4.12      Access to Certain Documentation and Information Regarding
                  Receivables...............................................................29
Section 4.13      Servicer Expenses.........................................................29
Section 4.14      Appointment of Subservicer................................................29

                                                  ARTICLE V

           Distributions; Reserve Account; Statements to Certificateholders and Noteholders

Section 5.01      Establishment of Deposit Account..........................................30
Section 5.02      Collections...............................................................31
Section 5.03      Application of Collections................................................32
Section 5.04      Additional Deposits.......................................................33
Section 5.05      Distributions.............................................................33
Section 5.06      Reserve Account...........................................................34
Section 5.07      Statements to Noteholders and Certificateholders..........................35
Section 5.08      Net Deposits..............................................................36

                                                  ARTICLE VI

                                                  The Seller

Section 6.01      Representations of Seller.................................................36
Section 6.02      Preservation of Existence.................................................37
Section 6.03      Liability of Seller; Indemnities..........................................37
Section 6.04      Merger or Consolidation of, or Assumption of Obligations of,
                  Seller....................................................................38
Section 6.05      Limitation on Liability of Seller and Others..............................398
Section 6.06      Seller May Own Notes......................................................39

                                                 ARTICLE VII

                                                 The Servicer

Section 7.01      Representations of Servicer...............................................39
Section 7.02      Indemnities of Servicer...................................................40
Section 7.03      Merger or Consolidation of, or Assumption of Obligations of,
                  Servicer..................................................................41
Section 7.04      Limitation on Liability of Servicer and Others............................42
Section 7.05      DCFS Not To Resign as Servicer............................................42

                                                ARTICLE VIII

                                                   Default

Section 8.01      Servicer Default..........................................................43
Section 8.02      Appointment of Successor..................................................44
Section 8.03      Notification to Noteholders and Certificateholders........................45

                                                      ii

Section 8.04      Waiver of Past Defaults...................................................45

                                                   ARTICLE IX

                                                  Termination

Section 9.01      Optional Purchase of All Receivables......................................46

                                                   ARTICLE X

                                                 Miscellaneous

Section 10.01     Amendment.................................................................46
Section 10.02     Protection of Title to Trust..............................................47
Section 10.03     Notices...................................................................
Section 10.04     Assignment by the Seller or the Servicer..................................49
Section 10.05     Limitations on Rights of Others...........................................50
Section 10.06     Severability..............................................................50
Section 10.07     Separate Counterparts.....................................................50
Section 10.08     Headings..................................................................50
Section 10.09     Governing Law.............................................................50
Section 10.10     Assignment by Issuer......................................................50
Section 10.11     Nonpetition Covenants.....................................................50
Section 10.12     Limitation of Liability of Owner Trustee and Indenture
                  Trustee...................................................................50

                                                  ARTICLE XI

                                             Exchange Act Reporting

Section 11.01     Further Assurances........................................................51
Section 11.02     Form 10-D Filings.........................................................51
Section 11.03     Form 8-K Filings..........................................................52
Section 11.04     Form 10-K Filings.........................................................52
Section 11.05     Report on Assessment of Compliance and Attestation........................52
Section 11.06     Back-up Sarbanes-Oxley Certification......................................53
Section 11.07     Use of Subcontractors.....................................................54
Section 11.08     Representations and Warranties............................................54
Section 11.09     Indemnification...........................................................54
Section 11.10     Amendments................................................................55


SCHEDULE A     Schedule of Receivables
SCHEDULE B     Location of Receivable Files
SCHEDULE C     Schedule of YSOA

                                                       iii

EXHIBIT A             Form of Distribution Statement to Noteholders........................A-1
EXHIBIT B             Form of Servicer's Certificate.......................................B-1


Appendix A            Item 1119 Parties...........................................Appendix A-1
Appendix B            Minimum Servicing Criteria Assessment.......................Appendix B-1
Appendix C            Performance Certification (Reporting Subcontractor).........Appendix C-1
Appendix D            Performance Certification (Servicer)........................Appendix D-1


                                                    iv

      SALE AND SERVICING AGREEMENT dated as of ___________, 200__, between DAIMLERCHRYSLER AUTO TRUST 200__-__, a Delaware statutory trust (the "Issuer"), and DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC, a Michigan limited liability company, as seller and servicer.

      WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by DaimlerChrysler Financial Services Americas LLC in the ordinary course of business; and

      WHEREAS DaimlerChrysler Financial Services Americas LLC is willing to sell such receivables to, and to service such receivables on behalf of, the Issuer;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

      Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      "Amortizing Payment" means, with respect to each Fixed Value Receivable and each Collection Period prior to the date on which the Fixed Value Payment relating to such Receivable is due, the amount specified in the applicable Contract in the payment schedule as the "Amount of Each Payment", except that in the case of a prepayment, liquidation or repurchase by the Seller or purchase by the Servicer, the Amortizing Payment shall be equal to the aggregate "Amount of Each Payment" that has not yet been paid for the period through and including the last payment prior to the date when the Fixed Value Payment is due less the amount of the unearned finance charges under the related Contract allocable to such amount in accordance with the Servicer's customary procedures.

      "Amortizing Payment Finance Charge" means, with respect to each payment collected on a Fixed Value Receivable, the finance charge included in such payment (as determined in accordance with the Servicer's customary procedures) that is allocable to the related Principal Balance.

      "Amount Financed" means (i) with respect to a Standard Receivable, the amount advanced under such Standard Receivable toward the purchase price of the Financed Vehicle and any related costs and (ii) with respect to a Fixed Value Receivable, an amount equal to the present value of the fixed level payment monthly installments (not including the amount designated as the Fixed Value Payment) under such Fixed Value Receivable, assuming that each payment is made on the due date in the month in which such payment is due, discounted at the APR for such Fixed Value Receivable.

      "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

      "Basic Documents" means the Indenture, the Trust Agreement, the Administration Agreement and the Purchase Agreement.

      ["Certificate Balance" has the meaning assigned to such term in the Trust Agreement.]

      "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

      "Certificates" has the meaning assigned to such term in the Trust
Agreement.

      "Class" means any one of the classes of Notes.

      "Class [A-1] Final Scheduled Payment Date" means ____________, 200__.

      "Class [A-1] Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

      "Class [A-2] Final Scheduled Payment Date" means ____________, 200__.

      "Class [A-2] Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

      "Class [A-3] Final Scheduled Payment Date" means ____________, 200__.

      "Class [A-3] Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

      "Class [A-4] Final Scheduled Payment Date" means ____________, 200__.

      "Class [A-4] Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

      ["Class [B] Final Scheduled Payment Date" means ____________, 20___.]

      ["Class [B] Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.]

      "Collection Period" means a calendar month (or in the case of the first Collection Period, the period from but excluding [the Cutoff Date] to and including ____________, 200__). The "related Collection Period" for a Payment Date is the Collection Period ending immediately prior to such Payment Date. Unless otherwise specified, any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections and (2) all distributions to be made on the related Payment Date.

      "Commission" means the Securities and Exchange Commission.



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

      "Company" means DaimlerChrysler Retail Receivables LLC, a Michigan limited liability company, and any successor in interest or, if the Rights (as defined in the Purchase Agreement) have been assigned to a Person that becomes a transferee in accordance with Section 5.05 of the Purchase Agreement, such transferee Person and any successor in interest.

      "Contract" means a motor vehicle retail installment sale contract.

      "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at [___________], Attention: [___________], DCAT 200__-__; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Seller).

      "Cutoff Date" means ____________, 200__.

      "DCFS" means DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company, or its successors.

      "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to DCFS under an existing agreement between such dealer and DCFS.

      "Delivery" when used with respect to Trust Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a securities intermediary (as defined in Section 8-102 of the UCC) and the making by such securities intermediary of entries on its books and records identifying such certificated securities (as defined in Section 8-102 of the UCC) of the Indenture Trustee or its nominee or custodian or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a securities intermediary by the amount of such certificated security, the identification by the clearing corporation on its books and records that the certificated securities are credited to the sole and exclusive securities account of the securities intermediary, the maintenance of such certificated securities by such clearing corporation or a custodian or the nominee of such clearing corporation subject to the clearing corporation's exclusive control, and the making by such securities intermediary of entries on its books and records identifying such certificated securities as being credited to the securities account of the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

            (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that are book-entry securities held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depository" pursuant to applicable Federal regulations; the identification by the Federal Reserve Bank of such book-entry securities on its record being credited to the securities intermediary's securities account; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as being credited to the Indenture Trustee's securities account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

            (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (a) above, registration on the books and records of the issuer thereof in the name of the securities intermediary, the sending of a confirmation by the securities intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such securities intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

      "Deposit Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(i).

      "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.



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

      "Eligible Institution" means (a) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of "A1" or better by Moody's and "AAA" by Standard & Poor's or (B) a certificate of deposit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC or (b) the corporate trust department of the Indenture Trustee or the Owner Trustee. If so qualified, the Indenture Trustee or the Owner Trustee may be considered an Eligible Institution for the purposes of clause (a) of this definition.

      "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest applicable rating category granted thereby;

            (c) commercial paper, variable amount notes or other short term debt obligations having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest applicable rating category granted thereby;

            (d) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest applicable rating category granted thereby, including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor;

            (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

            (g) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in



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

      clause (b) above (except that the rating referred to in the proviso in such clause (b) shall be "A-1" or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated "P-1" by Moody's and at least "A-1" by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"), (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated "P-1" by Moody's and at least "A-1" by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

                  (A) the aggregate amount of funds invested in repurchase
            obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are "A-1" (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal amount of the Notes (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is "A-1+" (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));;

                  (B) in the case of the amount allocated to the Reserve
            Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be "A-1+";

                  (C) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

                  (D) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

                  (E) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;



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

                  (F) the repurchase obligation shall require that the
            collateral subject thereto shall be marked to market daily;

                  (G) in the case of a repurchase obligation of a Guaranteed
            Counterparty, the following conditions shall also be satisfied:

                        (i) the Indenture Trustee or the Issuer, as applicable,
                  shall have received an opinion of counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                        (ii) the Indenture Trustee or the Issuer, as applicable,
                  shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                        (iii) the only conditions to the obligation of such
                  Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                        (iv) the guarantee of the Rated Holding Company shall be
                  irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company;

                        (v) each of Standard & Poor's and Moody's has confirmed
                  in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee will not result in the downgrade or withdrawal of the ratings assigned to the Notes; and

                  (H) the repurchase obligation shall require that the
            repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation; or



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

            (h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings assigned to the Notes.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "FDIC" means the Federal Deposit Insurance Corporation.

      "Final Scheduled Maturity Date" means ____________, 20___.

      "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Standard Receivable or Fixed Value Receivable.

      "Fixed Value Finance Charge" means, with respect to each payment collected on a Fixed Value Receivable, the finance charge included in such payment (as determined in accordance with the Servicer's customary procedures) that is allocable to the related Fixed Value Payment.

      "Fixed Value Payment" means, with respect to each Fixed Value Receivable, the amount specified on the applicable Contract as the "Amount of Fixed Value Payment" reduced (i) in the case of a prepayment or repurchase, by the amount of the unearned finance charges under the Contract allocable to such payment in accordance with the Servicer's customary procedures and (ii) in the case of a liquidation, by the excess of Liquidation Proceeds collected by the Servicer over the Amortizing Payment on such date.

      "Fixed Value Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche) that provides for amortization of the loan over a series of fixed level payment monthly installments in accordance with the simple interest method, but also requires a final payment that is greater than the scheduled monthly payments and is due after payment of such scheduled monthly payments and that may be made by (i) payment in full in cash of a fixed value amount, (ii) return of the Financed Vehicle to the Servicer provided certain conditions are satisfied or (iii) refinancing the final fixed value payment in accordance with specified conditions. No Fixed Value Receivables will be transferred to the Trust.

      "Fixed Value Securities" has the meaning assigned to such term in Section 2.03.

      "Form 10-D Disclosure Item" means with respect to any Person, any litigation or governmental proceedings pending against such Person, or any of the Issuer, the Seller, the Indenture Trustee, the Owner Trustee or the Servicer if such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge thereof, in each case that would be material to the Noteholders.

      "Form 10-K Disclosure Item" means with respect to any Person, (a) any Form 10-D Disclosure Item, (b) any affiliations between such Person and any Item 1119 Party, to the extent such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge thereof and (c) any relationships or transactions between such

Person and any Item 1119 Party that are outside the ordinary course of business or on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes, but only to the extent such Person, or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge of such relationships or transactions.

      "Indenture" means the Indenture dated as of ___________, 200__, between the Issuer and the Indenture Trustee.

      "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

      "Initial Overcollateralization Amount" means $[_____________].

      "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

      "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses), if any, on amounts on deposit in the Deposit Account to be applied on such Payment Date pursuant to
Section 5.01(b).

      "Issuer" means DaimlerChrysler Auto Trust 200__-__.

      "Item 1119 Party" means a party identified on Appendix A to this Agreement.

      "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

      "Liquidated Receivable" means any Receivable liquidated by the Servicer through the sale of a Financed Vehicle or otherwise.

      "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source on a Liquidated Receivable during the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Note Principal Distribution Account" means the subaccount that is part of the Deposit Account and is designated as such, established and maintained pursuant to Section 5.01.

      "Notes" means the Class [A-1] Notes, Class [A-2] Notes, Class [A-3] Notes[,][ and] Class [A-4] Notes[ and Class [B] Notes].

      "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

      "Officer's Certificate" means a certificate signed by the chairman of the board, any vice president, the controller or any assistant controller, the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Seller, the Company or the Servicer, as appropriate.

      "OMSC Receivable" means any Standard Receivable acquired by DCFS from the Overseas Military Sales Corporation, or its successor.

      "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Seller, the Company or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

      "Original Pool Balance" means $[______________].

      "Overcollateralization Amount" means, with respect to any Payment Date,
(i) the Related Pool Balance minus (ii) the Securities Amount minus (iii) the YSOA.

      "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

      "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

      "Payment Date" means, with respect to each Collection Period, the eighth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on _____________, 200__.

      "Payment Determination Date" means, with respect to any Payment Date, the Business Day immediately preceding such Payment Date.

      "Person" shall mean any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

      "Pool Balance" means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Liquidated Receivables).

      "Principal Balance" of a Receivable, as of the close of business on any date of determination, means the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (ii) the principal portion of the Purchase Amount paid with respect to the Receivable.

      "Priority Principal Distribution Amount" means, with respect to a Payment Date, the excess, if any, of (i) the Outstanding Amount of the Class A Notes immediately prior to such Payment Date over (ii) (a) the Related Pool Balance minus (b) the YSOA for such Payment Date.

      "Purchase Agreement" means the Purchase Agreement dated as of ___________, 200__, between the Seller and the Company.

      "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of the month of purchase.

      "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 or by the Seller pursuant to Section 3.02.

      "Rating Agency" means Moody's and Standard & Poor's or, if no such organization or successor is any longer in existence, a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer. [Any notice required to be given to a Rating Agency pursuant to this Agreement shall also be given to Fitch, although Fitch shall not be deemed to be a Rating Agency for any purposes of this Agreement.]

      "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Company, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

      "Receivable" means (i) any Standard Receivable and (ii) the Amortizing Payments with respect to any Fixed Value Receivable.

      "Receivable Files" means the documents specified in Section 3.03.

      "Regulation AB" means subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Reportable Event" means any event required to be reported on Form 8-K, and in any event, the following:

            (a) entry into a definitive agreement related to the Issuer, the Notes or the Receivables, or an amendment to a Basic Document, even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB), it being understood that the event specified in this clause (a) shall not apply to a Person other than the Seller if the Seller is a party to such agreement;

            (b) termination of a Basic Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB), it being understood that the event specified in this clause (b) shall not apply to a Person other than the Seller if the Seller is a party to such agreement;

            (c) with respect to the Servicer only, the occurrence of a Servicing Termination Event or an Event of Default;

            (d) the resignation, removal, replacement, substitution of the Indenture Trustee, the Owner Trustee or any Co-Trustee only as applicable to each party;

            (e) with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

            (f) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership of the Seller, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by
      Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by Item 1101(d)(1) of Regulation AB.

      "Reporting Subcontractor" means with respect to a Person, any Subcontractor determined by such Person pursuant to Section 11.07 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      "Related Pool Balance" means, with respect to any Payment Date, the Pool Balance as of the end of the related Collection Period.

      "Required Principal Distribution Amount" means, with respect to a Payment Date, [the greater of (i) the Outstanding Amount of the Class [A-1] Notes immediately prior to such Payment Date and (ii) the excess, if any, of (a) the Outstanding Amount of the Notes immediately prior to such Payment Date over (b)
(I) the Related Pool Balance for such Payment Date minus (II) the YSOA for such Payment Date minus (III) the Target Overcollateralization Amount for such Payment Date].
      "Reserve Account" means the subaccount that is part of the Deposit Account and is designated as such, established and maintained pursuant to Section 5.01.

      "Reserve Account Initial Deposit" means the initial deposit of cash and Eligible Investments in the amount of $[___________] made by the Seller into the Deposit Account on the Closing Date.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Amount" means, with respect to any Payment Date, the sum of the aggregate Outstanding Amount of the Notes [and the Certificate Balance] after giving effect to payments of principal made on the Notes [and payments pursuant to Section 5.05(a)(ii)(E) made on the Certificates] on such Payment Date.

      "Seller" means DCFS and its successors in interest to the extent permitted hereunder.

      "Servicer" means DCFS, as the servicer of the Receivables, and each successor to DCFS (in the same capacity) pursuant to Section 7.03 or 8.02.

      "Servicer Default" means an event specified in Section 8.01.

      "Servicer's Certificate" means a certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit B.

      "Servicing Criteria" means the servicing criteria set forth in Item 1122(d) of Regulation AB.

      "Servicing Fee" means the fee payable to the Servicer for services rendered during each Collection Period, determined pursuant to Section 4.08.

      "Servicing Fee Rate" means 1/12 of [1.00%].

      "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made, the denominator of which is 365, and the remainder of such payment is allocable to principal.

      "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

      "Specified Reserve Amount" means, with respect to any Payment Date, an amount equal to the Reserve Account Initial Deposit.

      "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

      "Standard Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche) that is not a Fixed Value Receivable.

      "Subcontractor" means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or the Indenture Trustee.

      "Target Overcollateralization Amount" means, with respect to a Payment Date, [the greater of (A) the product of [____]% times P and (B) the OC Floor, where:

      P   = (a) the Related Pool Balance for such Payment Date minus
            (b) the YSOA for such Payment Date

      OC Floor = the lesser of (a) P and (b) the product of [____]% times Pi

      Pi = the Original Pool Balance minus the initial YSOA]

      "Total Distribution Amount" means, for any Payment Date and the Collection Period preceding such Payment Date, the sum of the following amounts, without duplication: (a) all collections on Receivables (including payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only to the extent that such costs or premiums were financed by the respective obligor as of the date of the related Contract), (b) all Liquidation Proceeds of Receivables that became Liquidated Receivables in accordance with the Servicer's customary servicing procedures, (c) the Purchase Amount of each Receivable that became a Purchased Receivable in such Collection Period and (d) Investment Earnings deposited in the Deposit Account during such Collection Period.

      "Trust" means the Issuer.

      "Trust Account Property" means the Deposit Account, all amounts and investments held from time to time in the Deposit Account (whether in the form of deposit accounts, Physical

Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

      "Trust Agreement" means the Amended and Restated Trust Agreement dated as of ___________, 200__, among the Seller, the Company and the Owner Trustee.

      "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Corporate Trust Office of the Indenture Trustee, including any Managing Director, Director, Vice President, Assistant Vice President, Associate Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer or any agent acting pursuant to a power of attorney by the Owner Trustee in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

      "YSOA" means, with respect to a Payment Date, the dollar amount set forth opposite such Payment Date in Schedule YSOA; provided that the YSOA for a Payment Date shall not be greater than the Related Pool Balance for such Payment Date.

      Section 1.02 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" and its variants shall be deemed to be followed by "without limitation".

      (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      (g) For all purposes of this Agreement and the Basic Documents, interest with respect to all Classes of Notes other than the Class A-1 Notes shall be computed on the basis of a 360-day year consisting of [twelve 30-day months; and interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in each applicable Class A-1 Interest Accrual Period divided by 360].

                                   ARTICLE II

                            Conveyance of Receivables

      Section 2.01 Conveyance of Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller of $[____________] (which amount represents the Original Pool Balance less (i) the Reserve Account Initial Deposit, (ii) the Initial Overcollateralization Amount, (iii) the initial YSOA,
(iv) the Class A-1 Principal Balance and (v) certain other discounts and expenses of the Issuer), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Seller set forth herein), all right, title and interest of the Seller in and to:

            (a) the Receivables and all moneys received thereon after [the Cutoff Date];

            (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

            (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

            (d) any proceeds from recourse to Dealers with respect to Receivables with respect to which the Servicer has determined in accordance with its customary servicing procedures that eventual payment in full is unlikely;

            (e) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Servicer, the Company or the Trust;

            (f) all funds on deposit from time to time in the Deposit Account (including without limitation any subaccount thereof), including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon); and

            (g) the proceeds of any and all of the foregoing.

            The Seller hereby directs the Issuer to issue the Certificates to the Company. The Seller and the Issuer acknowledge that $[__________] of the purchase price of the Receivables owed by the Issuer to the Seller pursuant to this Section 2.01 (which amount is not included in the first sentence of Section 2.01) shall be offset by the Issuer against delivery of the Class A-1 Notes to the order of the Seller.

      Section 2.02 Conveyance of Fixed Value Payments and Fixed Value Finance Charges. Promptly following the transfer to the Issuer of the Receivables on the Closing Date, the Issuer shall, without further action hereunder, be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, effective as of the Closing Date, without recourse, representation or warranty, all the right, title and interest of the Issuer in and to the Fixed Value Payments and the Fixed Value Finance Charges, if any, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof, subject to Section 5.03(b).

      Section 2.03 Fixed Value Securities. (a) At any time after the Closing Date, at the option of the Seller and upon 10 days prior notice to the Owner Trustee and the Indenture Trustee, the Seller will be permitted to sell to the Issuer, and the Issuer shall be obligated to purchase from the Seller (subject to the availability of funds), all or any portion of the Fixed Value Payments and/or Fixed Value Finance Charges, if any, subject to the terms and conditions described below. Upon any such sale, (x) the Seller and the Owner Trustee will enter into an amendment to this Agreement and the Basic Documents to provide for, at the election of the Seller, the issuance of certificates representing ownership interests in the Trust to the extent of such Fixed Value Payments and/or Fixed Value Finance Charges or the issuance of indebtedness by the Issuer secured by such Fixed Value Payments (collectively, the "Fixed Value Securities") and to make any other provisions herein or therein that are necessary or desirable in connection therewith and (y) the Owner Trustee will enter into any other agreements or instruments related thereto as requested by the Seller; provided, however, that the Owner Trustee may, but shall not be obligated to, enter into any such amendment, agreement or instrument that affects the Owner Trustee's own rights, duties or immunities under this Agreement or any other Basic Document; and provided, further, that the obligation of the Issuer to purchase such Fixed Value Payments and/or Fixed Value Finance Charges and of the Owner Trustee to enter into any such amendment or other agreement or instrument is subject to the following conditions precedent:

            (i) such amendment and other agreements and instruments, in forms satisfactory to the Owner Trustee and, in the case of amendments or agreements to be executed and delivered by the Indenture Trustee, in forms satisfactory to the Indenture Trustee, shall have been executed by each other party thereto and delivered to the Owner Trustee or the Indenture Trustee as appropriate;

            (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel to the effect that each condition precedent (including the requirement with respect to all required filings) provided by this Section has been complied with and such amendment or other agreement or instrument is authorized or permitted by this Agreement;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such sale and issuance;

            (iv) such sale and issuance and such amendment or other agreement or instrument shall not adversely affect in any material respect the interest of any Noteholder or Certificateholder, and the Seller shall have provided to the Owner Trustee and the Indenture Trustee an Officer's Certificate to such effect;

            (v) the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such sale and issuance will not have any material tax consequence to any Noteholder or Certificateholder; and

            (vi) all filings and other actions required to continue the first perfected interest of the Trust in the Owner Trust Estate and the Indenture Trustee in the Collateral shall have been duly made or taken by the Seller.

      (b) Except as described in Section 10.04, the Seller will not sell, transfer, assign, set over or otherwise convey the Fixed Value Payments and Fixed Value Finance Charges other than to the Issuer pursuant to paragraph (a).

                                   ARTICLE III

                                 The Receivables

      Section 3.01 Representations and Warranties of Seller with Respect to the Receivables. The Seller makes the following representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Characteristics of Receivables. Each Standard Receivable and Fixed Value Receivable (A) was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by the Seller from such Dealer under an existing dealer agreement, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller and is assignable by the Seller to the Issuer and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (D) generally provides for level monthly payments (provided, that the payment in the first or last month in the life of the Standard
      Receivable or Fixed Value Receivable may be minimally different from the level payments and that the payment in the last month of a Fixed Value Receivable may be a Fixed Value Payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate. No Receivable conveyed to the Issuer on the Closing Date is an OMSC Receivable or has forced-placed physical damage insurance.

            (b) Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the applicable Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or Certificateholders were utilized in selecting the Receivables. The computer tape or other listing regarding the Standard Receivables and the Fixed Value Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all respects.

            (c) Compliance with Law. Each Standard Receivable and Fixed Value Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

            (d) Binding Obligation. Each Standard Receivable and Fixed Value Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

            (e) No Government Obligor. None of the Standard Receivables or Fixed Value Receivables is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

            (f) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof, each Standard Receivable and Fixed Value Receivable shall be secured by a validly perfected first security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of the Seller as secured party.

            (g) Receivables in Force. No Standard Receivable or Fixed Value Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Standard Receivable or Fixed Value Receivable in whole or in part.

            (h) No Amendments. No Standard Receivable or Fixed Value Receivable has been amended such that the amount of the Obligor's scheduled payments has been increased.

            (i) No Waiver. No provision of a Standard Receivable or Fixed Value Receivable has been waived.

            (j) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Standard Receivable or Fixed Value Receivable.

            (k) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Standard Receivable or Fixed Value Receivable.

            (l) No Default. No Standard Receivable or Fixed Value Receivable has a payment that is more than 30 days overdue as of the related Cutoff Date, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Standard Receivable or Fixed Value Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Standard Receivable or Fixed Value Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

            (m) Insurance. The Seller, in accordance with its customary procedures, has determined that, at the origination of the Standard Receivable or Fixed Value Receivable, the Obligor had obtained physical damage insurance covering the Financed Vehicle and under the terms of the Standard Receivable and Fixed Value Receivable the Obligor is required to maintain such insurance.

            (n) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Standard Receivables and Fixed Value Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Standard Receivables and Fixed Value Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Standard Receivable or Fixed Value Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Standard Receivable and Fixed Value Receivable free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Standard Receivable and Fixed Value Receivable, free and clear of all Liens, encumbrances, security interests and rights of others; and the transfer has been perfected under the UCC.

            (o) Lawful Assignment. No Standard Receivable or Fixed Value Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Standard Receivable or Fixed Value Receivable or any Receivable under this Agreement or the Indenture is unlawful, void or voidable.

            (p) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in the Standard Receivable and Fixed Value Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

            (q) One Original. There is only one original executed copy of each Standard Receivable and Fixed Value Receivable.

            (r) Maturity of Receivables. Each Standard Receivable and Fixed Value Receivable has a final maturity date on or before _____________, 20___.

            (s) Scheduled Payments. (A) Each Standard Receivable and Fixed Value Receivable has a first scheduled due date on or prior to the end of the month following the related Cutoff Date and (B) no Standard Receivable or Fixed Value Receivable has a payment that is more than 30 days overdue as of the related Cutoff Date, and has a final scheduled payment date no later than the Final Scheduled Maturity Date.

            (t) Location of Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule B.

            (u) Remaining Maturity. The latest scheduled maturity of any Standard Receivable or Fixed Value Receivable shall be no later than the Final Scheduled Maturity Date.

            (v) Outstanding Principal Balance. Each Standard Receivable and Fixed Value Receivable has an outstanding principal balance of at least $[_______].

            (w) No Bankruptcies. No Obligor on any Standard Receivable or Fixed Value Receivable as of the related Cutoff Date was noted in the related Receivable File as the subject of a bankruptcy proceeding.

            (x) No Repossessions. No Financed Vehicle securing any Standard Receivable or Fixed Value Receivable is in repossession status.

            (y) Chattel Paper. Each Standard Receivable and Fixed Value Receivable constitutes "tangible chattel paper" as defined in the UCC.

            (z) Agreement. The representations of the Seller in Section 6.01 are true and correct.

            (aa) Financing. As of the Cutoff Date, approximately [____]% of the aggregate principal balance of the Receivables, constituting approximately [____]% of the number of Receivables, represents new vehicles; all of the Receivables are Simple Interest Receivables; and none of the Receivables are Fixed Value Receivables. The aggregate principal balance of the Receivables, as of the Cutoff Date is $[-------------].

      Section 3.02 Repurchase upon Breach. The Seller, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to
Section 3.01 or 6.01. Unless any such breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Owner Trustee or receipt by the Owner Trustee of written notice from the Seller or the Servicer of such breach, the Seller shall be obligated to repurchase any Receivable materially and adversely affected by any such breach as of such last day (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of the repurchase of any such Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.04. Subject to the provisions of Section 6.03, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein.

      Section 3.03 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or will hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

            (a) the fully executed original of the Standard Receivable or Fixed Value Receivable;

            (b) the original credit application fully executed by the Obligor;

            (c) the original certificate of title or such documents that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle; and

            (d) any and all other documents that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Standard Receivable or Fixed Value Receivable, an Obligor or a Financed Vehicle.

      Section 3.04 Duties of Servicer as Custodian. (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

      (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

      (c) Release of Documents. Upon instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

      Section 3.05 Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

      Section 3.06 Custodian's Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

      Section 3.07 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If DCFS shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, with the consent of Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under
Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

      Section 3.08 Representations and Warranties as to the Security Interest of the Issuer in the Receivables. The Seller makes the following representations and warranties to the Issuer. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Estate to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

      (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

      (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

      (c) The Seller owns and has good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

      (d) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder.

      (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Seller hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against it.

      (f) The Servicer as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

                                   ARTICLE IV

                   Administration and Servicing of Receivables

      Section 4.01 Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      Section 4.02 Collection and Allocation of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Standard Receivable or Fixed Value Receivable; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase the Standard Receivable or Fixed Value Receivable from the Issuer in accordance with the terms of Section
4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Standard Receivable or Fixed Value Receivable. The Servicer shall not agree to any alteration of the interest rate or the originally scheduled payments on any Standard Receivable or Fixed Value Receivable.

      Section 4.03 Realization upon Receivables. On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      Section 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the Standard Receivable or Fixed Value Receivable.

      Section 4.05 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Standard Receivable and Fixed Value Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

      Section 4.06 Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Standard Receivable or Fixed Value Receivable.

      Section 4.07 Purchase of Receivables upon Breach. The Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Seller promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable as of the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.04. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or 4.06 shall be to require the

Servicer to purchase Receivables pursuant to this Section. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

      Section 4.08 Servicing Fee. The Servicing Fee for a Payment Date shall equal the product of (a) the Servicing Fee Rate (or, in the case of the initial Collection Period, the product of (i) a fraction, the numerator of which is equal to the number of days (based on a 30-day month) elapsed from and excluding the Cutoff Date through the last day of such initial Collection Period and the denominator of which is 360 and (ii) [1.00]%), and (b) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to all late fees, prepayment charges, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02.

      Section 4.09 Servicer's Certificate. Not later than 11:00 a.m. (New York time) on each Payment Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Payment Date pursuant to Sections 5.05 and 5.06 for the related Collection Period. Receivables to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

      Section 4.10 Annual Statement as to Compliance; Item 1122 Servicing Criteria Assessment; Notice of Default. (a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before March 31 of each year beginning March 31, 200__ the following:

            (i) an Officer's Certificate, dated as of December 31 of the preceding year, stating that (x) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officers' supervision and
      (y) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such period or, if there has been a failure to fulfill any such obligations in any material respect, specifying each such failure known to such officer and the nature and status thereof.

            (ii) the Servicing Criteria assessment required to be filed in respect of the Issuer under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Issuer. Such report shall be signed by an authorized officer of the Servicer and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix B hereto delivered to the Seller concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to the Servicer, with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Receivables, such report shall include such a statement to that effect. The Seller, the Servicer and each of their respective officers and directors shall be entitled to rely on each such servicing criteria assessment.

      The Indenture Trustee, upon the written request of the Rating Agencies, shall send a copy of such certificate, such assessment and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate, such assessment and the report referred to in Section 4.11 may be obtained by any Certificateholder, Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or (b).

      (c) The Servicer shall cause each Reporting Subcontractor to deliver to the Seller an assessment of compliance and accountants' attestation as and when provided in paragraph (a)(ii) of this Section 4.10 and Section 4.11. The Servicer shall execute (provided the Servicer is not an Affiliate of the Seller) (and shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (i) annual report on assessments of compliance with servicing criteria provided pursuant to this
Section 4.10 and (ii) accountants' report provided pursuant to Section 4.11 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the report provided for in Section 4.11.

      (d) In the event the Servicer, any subservicer or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this Section 4.10 and Section
4.11 with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuer or the Receivables. Notwithstanding anything to the contrary contained herein, if the Servicer has exercised commercially reasonable efforts to obtain any assessment or attestation required hereunder from a Reporting Subcontractor, the failure by the Reporting Subcontractor to provide such attestation on or assessment shall not constitute a breach hereunder by the Servicer.

      Section 4.11 Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or the Seller, to deliver to the Owner Trustee and the Indenture Trustee on or before March 31 of each year, beginning March 31, 200__, with respect to the prior calendar year (or such shorter period in the case of the first such report) the attestation report that would be required to be filed in respect of the Issuer under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

      Section 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders and Noteholders access to the Receivable Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

      Section 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

      Section 4.14 Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; and provided, further, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.


                                    ARTICLE V

                         Distributions; Reserve Account;
                 Statements to Certificateholders and Noteholders
                 -------------------------------------------------

      Section 5.01 Establishment of Deposit Account. (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Deposit Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Servicer shall establish the Note Principal Distribution Account and the Reserve Account as subaccounts that are part of the Deposit Account.

      (b) Funds on deposit in the Deposit Account shall be invested (1) by the Indenture Trustee in Eligible Investments selected in writing by the Servicer or an investment manager selected by the Servicer or (2) by an investment manager in Eligible Investments selected by such investment manager; provided that (A) such investment manager shall be selected by the Servicer, (B) such investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds,
(C) any investment so selected by such investment manager shall be made in the name of the Indenture Trustee and shall be settled by a Delivery to the Indenture Trustee that complies with the terms of this Agreement as it relates to investing such funds, and (D) prior to the settlement of any investment so selected by such investment manager the Indenture Trustee shall affirm that such investment is an Eligible Investment. The Servicer will direct all investments through written approval. In the event the Indenture Trustee must invest funds on deposit in the Deposit Account, the Indenture Trustee will follow the most recent written direction of the Servicer. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable; provided, that on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Deposit Account (to the extent such interest and income is on deposit in the Deposit Account at the end of the related Collection Period) shall be deemed to constitute a portion of the Total Distribution Amount for the related Payment Date. Other than as permitted by the Rating Agencies, funds on deposit in the Deposit Account shall be invested in Eligible Investments that will mature on or before the next Payment Date.

      (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Deposit Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Deposit Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, the Deposit Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Deposit Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Deposit Account.

            (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (A) any Trust Account Property that is held in deposit
            accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical
            Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

                  (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (D) any Trust Account Property that is an "uncertificated
            security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

            (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Deposit Account for the purpose of permitting the Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

      Section 5.02 Collections. Subject to the continued satisfaction of the commingling conditions described below, the Servicer shall remit to the Deposit Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables and not including Fixed Value Payments), all Liquidation Proceeds collected during the related Collection Period, prior to 11:00 a.m. (New York time) on the related Payment Date. Notwithstanding the foregoing, if any of the commingling conditions ceases to be met, the Servicer shall remit to the Deposit Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables and not including Fixed Value Payments) and all Liquidation Proceeds within two Business Days of receipt thereof. The commingling conditions are as follows: (i) DCFS must be the Servicer, (ii) no Servicer Default shall have occurred and be continuing and (iii) (x) DaimlerChrysler North America Holding Corporation must maintain a short-term rating of at least "P-1" by Moody's and "A-1" by Standard & Poor's or (y) if daily remittances occur hereunder, prior to ceasing daily remittances, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with). Notwithstanding anything herein to the contrary, so long as DCFS is the Servicer, DCFS may withhold from the deposit into the Deposit Account any amounts indicated on the related Servicer's Certificate as being due and payable to DCFS or the Seller and pay such amounts directly to DCFS or the Seller, as applicable. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller. In the event the commingling conditions cease to be met, the Servicer shall make daily remittance of collections to the Deposit Account within two Business Days of receipt thereof; provided, however, daily remittance may commence no later than five Business Days following a reduction of DaimlerChrysler North America Holding Corporation's short-term ratings below "P-1" by Moody's or "A-1" by Standard & Poor's. In addition, if the Servicer is required to make daily remittance of collections into the Deposit Account, the Servicer may with respect to all interest payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables and not including Fixed Value Payments): (i) calculate the amount of such interest payments collected each day on the basis of the aggregate Principal Balance of the Receivables (other than Purchased Receivables and not including Fixed Value Payments) at the start of the applicable Collection Period, the weighted average APR of such Receivables and the number of calendar days in that Collection Period divided by 360 and
(ii) deposit such calculated daily interest amounts to the Deposit Account within the applicable time frame required pursuant to this Section 5.02. In the event that the sum of the daily interest amounts so calculated for a Collection Period exceeds the amount of actual interest payments for that Collection Period, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Servicer (or its designee). For the avoidance of doubt, the Servicer is not required to calculate the amount of interest payments in the manner provided in the two immediately preceding sentences and may, upon provision to the Indenture Trustee of written notice thereof, change its procedures so that it deposits the actual amount of interest payments made by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables and not including Fixed Value Payments) into the Deposit Account within the applicable time frame required pursuant to this Section 5.02.

      Section 5.03  Application   of   Collections. (a) All collections for the
Collection Period shall be applied by the Servicer as follows:

            With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method.

      (b) All collections of finance charges on a Fixed Value Receivable (as determined in accordance with the Servicer's customary procedures) shall be applied, first, to the Amortizing Payment Finance Charges due and unpaid on the related Principal Balance and then to the Fixed Value Finance Charges due and unpaid on the related Fixed Value Payment. The Servicer shall release to the Company the Collections allocated to Fixed Value Finance Charges pursuant to the preceding sentence. All Liquidation Proceeds with respect to any Fixed Value Receivable shall be applied first to the related Receivable and only after the payment in full of the Principal Balance thereof plus accrued but unpaid interest thereon shall any such Liquidation Proceeds be applied to, or constitute, the related Fixed Value Payment.

      Section 5.04 Additional Deposits. The Servicer and the Seller shall deposit or cause to be deposited in the Deposit Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01. The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due, unless the Servicer shall not be required to make daily deposits pursuant to Section 5.02. All such other deposits shall be made on the Payment Determination Date for the related Collection Period.

      Section 5.05     Distributions.

      (a) (i) On each Payment Determination Date, the Servicer shall calculate all amounts required to be distributed to the Noteholders and the Certificateholders and all amounts to be allocated within the Deposit Account as described below. For purposes of this Section, the Servicing Fee for the related Payment Date and any previously unpaid Servicing Fees shall be deducted from the Total Distribution Amount at any time on or prior to the Payment Date. If the Total Distribution Amount during a Collection Period has reached a level which covers the payments due pursuant to clauses (A), (B), (C), (D) and (E) of
Section 5.05(a)(ii), then for the remainder of the Collection Period the Servicer may net the amounts, if any, distributable pursuant to clause (F) of
Section 5.05(a)(ii) out of the Total Distribution Amount before depositing the Total Distribution Amount into the Deposit Account and pay such amounts directly to the related recipient.

            (ii) Subject to Section 5.04(b) of the Indenture, on each Payment Date the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to Section 4.09) to make the following allocations and distributions by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount (net of the Servicing Fee for such Payment Date and any previously unpaid Servicing Fees and any amount payable pursuant to Section 5.05(a)(ii)(F) that has already been deducted pursuant to Section 5.05(a)(i)), in the following order of priority:

                  (A) [allocate to the [Class A] Noteholders for distribution pursuant to Section 8.02 of the Indenture, from such net Total Distribution Amount, an amount equal to the accrued and unpaid interest due on the [Class A] Notes on such Payment Date;

                  (B) credit, from such net Total Distribution Amount remaining after the application of clause (A), the Priority Principal Distribution Amount to the Note Principal Distribution Account;

                  (C) [allocate to the Class B Noteholders for distribution
            pursuant to Section 8.02 of the Indenture, from such net Total Distribution Amount remaining after the application of clauses (A) and (B), an amount equal to the accrued and unpaid interest due on the Class B Notes;]

                  (D) allocate to the Reserve Account, from such net Total
            Distribution Amount remaining after the application of clauses
            (A)[,][ and] (B)[ and (C)], the amount required, if any, such that the amount therein is the Specified Reserve Amount;

                  (E) credit, from such net Total Distribution Amount remaining after the application of clauses (A), (B)[,][ and] (C)[ and (D)], an amount equal to (x) the Required Principal Distribution Amount minus
            (y) the Priority Principal Distribution Amount to the Note Principal Distribution Account; and

                  (F) distribute to the Holders of the Certificates such net
            Total Distribution Amount remaining after the application of clauses
            (A), (B), (C)[,][ and] (D)[ and (E)]].

                  [Or insert any other priority of distributions.]

For the avoidance of doubt, if payment of the Notes has been accelerated and such declaration of acceleration has not been rescinded in accordance with the Indenture, then such Total Distribution Amount shall be applied in accordance with Section 5.04(b) of the Indenture.

      Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Deposit Account hereunder until the Certificates are retired.

      Notwithstanding anything herein to the contrary, if payment of the Notes has been accelerated under the Indenture because of an Event of Default, then collections in respect of the Receivables will be applied pursuant to Section 5.04(b) of the Indenture.

      (b) On each Payment Date the amounts credited to the Note Principal Distribution Account shall be applied in accordance with Section 8.02(c)(iii) of the Indenture.

      Section 5.06 ....Reserve Account. (a) On the Closing Date, the Owner
Trustee will deposit, on behalf of the Seller, the Reserve Account Initial Deposit into the Deposit Account from the net proceeds of the sale of the Notes which amount shall be allocated to the Reserve Account.

      (b) [RESERVED]

      (c) (i) In the event that the Total Distribution Amount (after the payment of the Servicing Fee and any previously unpaid Servicing Fees) with respect to any Collection Period is less than the accrued and unpaid interest on the Notes on a Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Payment Date an amount equal to such deficiency, to the extent of funds available therein, and allocate such amount for distribution to the Noteholders.

            (ii) In the event that the amount allocated for distribution to the Noteholders pursuant to Sections 5.05(a)(ii)(B) and (E) is insufficient to make payments of principal on [(A) the Class A-1 Notes so that the Outstanding Amount for the Class A-1 Notes equals zero on the Class A-1 Final Scheduled Payment Date; (B) the Class A-2 Notes so that the Outstanding Amount for the Class A-2 Notes equals zero on the Class A-2 Final Scheduled Payment Date; (C) the Class A-3 Notes so that the Outstanding Amount for the Class A-3 Notes equals zero on the Class A-3 Final Scheduled Payment Date[;][ or] (D) the Class A-4 Notes so that the Outstanding Amount for the Class A-4 Notes equals zero on the Class A-4 Final Scheduled Payment Date[ or (E) the Class B Notes so that the Outstanding Amount of the Class B Notes equals zero on the Class B Final Scheduled Payment Date]], the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Class Final Scheduled Payment Date an amount equal to such deficiency, to the extent of funds available therein, and allocate such amount for distribution to the related Noteholders in accordance with this Sale and Servicing Agreement.

            (iii) In the event that the Outstanding Amount of the Notes exceeds the Related Pool Balance, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on the related Payment Date an amount equal to such excess, to the extent of funds available therein, and allocate such amount for distribution to the Noteholders.

      (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.05(a) following payment in full of [both] the Outstanding Amount of the Notes [and of the Certificate Balance of the Certificates] until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of [the Certificate Balance of the Certificates and of] all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be distributed to the Company.

      Section 5.07 Statements to Noteholders and Certificateholders. On each Payment Date, the Servicer shall make available via its website to the Owner Trustee, the Rating Agencies, the Noteholders and the Certificateholders and provide to the Indenture Trustee and each Paying Agent a statement substantially in the form of Exhibit A, setting forth at least the following information as to the Notes, to the extent applicable:

            (i) the amount of such distribution allocable to principal allocable to each Class of Notes;

            (ii) the amount of such distribution allocable to interest allocable to each Class of Notes;

            (iii) the outstanding principal amount of each Class of Notes as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

            (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

            (v) the amount allocated to the Reserve Account on such Payment Determination Date after giving effect to allocations thereto and withdrawals therefrom to be made on the next following Payment Date, if any; and

            (vi) the Pool Balance as of the close of business on the last day of the related Collection Period.

      Each amount set forth on the Payment Date statement under clauses (i),
(ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note.

      Section 5.08 Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections daily, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.


                                   ARTICLE VI

                                   The Seller

      Section 6.01 Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Michigan, with the power and authority as a limited liability company to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Standard Receivables and the Fixed Value Receivables.

            (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

            (c) Power and Authority. The Seller has the power and authority as a limited liability company to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Seller shall have duly authorized such sale and assignment to the Issuer by all necessary action as a limited liability company; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary action as a limited liability company.

            (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or operating agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement and the Basic Documents); or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

            (f) No Proceedings. To the Seller's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

      Section 6.02 Preservation of Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence and rights as a limited liability company (or another legal entity) under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates (including the Company) will be conducted on an arm's-length basis.

      Section 6.03 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement:

            (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Company and the Servicer and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

            (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Company, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

            (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

            (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

      Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

      Section 6.04 Merger or Consolidation of, or Assumption of Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

      Section 6.05 Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      Section 6.06 Seller May Own Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. The Seller shall not own any Notes [or Certificates] unless the Rating Agency Condition is satisfied.


                                   ARTICLE VII

                                  The Servicer

      Section 7.01 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a limited liability company in good standing under the laws of the state of its formation, with the power and authority as a limited liability company to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Standard Receivables and the Fixed Value Receivables and to hold the Receivable Files as custodian.

            (b) Due Qualification. The Servicer is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Standard Receivables and the Fixed Value Receivables as required by this Agreement) shall require such qualifications.

            (c) Power and Authority. The Servicer has the power and authority as a limited liability company to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary action as a limited liability company.

            (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or operating agreement of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

            (f) No Proceedings. To the Servicer's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties:
      (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents[,][ or] the Notes[,][ or the Certificates] (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents[,][ or] the Notes[,][ or the Certificates] or (iv) relating to the Servicer and which might adversely affect the federal or state income tax attributes of the Notes [or the Certificates].

            (g) No Insolvent Obligors. As of the related Cutoff Date, no Obligor on a Standard Receivable or Fixed Value Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

      Section 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

            (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, the

      Company and the Seller and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

            (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, the Company, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

      For purposes of this Section, in the event of the termination of the rights and obligations of DCFS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

      Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      Section 7.03 Merger or Consolidation of, or Assumption of Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a legal entity [50]% or more of the voting power of which is owned, directly or indirectly, by DaimlerChrysler AG or an affiliate of or successor to DaimlerChrysler AG or an affiliate of such successor, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) immediately after giving effect to such transaction, the successor to the Servicer shall become the Administrator under the

Administration Agreement in accordance with Section 8 of such Agreement and (v) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clause (a),
(b) or (c) above. The Servicer shall provide the Seller in writing such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to a successor Servicer.

      Section 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the managers, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any manager, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

      Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

      Section 7.05 DCFS Not to Resign as Servicer. Subject to the provisions of
Section 7.03, DCFS shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law and cannot be cured. Notice of any such determination permitting the resignation of DCFS shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall (i) have assumed the responsibilities and obligations of DCFS in accordance with Section 8.02, (ii) have become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement and
(iii) have provided in writing the information reasonably requested by the Seller to comply with its reporting obligations under the Exchange Act with respect to a successor Servicer.


                                  ARTICLE VIII

                                     Default

      Section 8.01 Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit in the Deposit Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

            (b) failure by the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or the Seller (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Servicer or the Seller (as the case may be), and to the Indenture Trustee by the Holders of Notes, evidencing not less than 25% of the Outstanding Amount of the Notes, or if the Notes are no longer Outstanding, Holders (as defined in the Trust Agreement) of Certificates evidencing Percentage Interests (as defined in the Trust Agreement) aggregating at least 25%; or

            (c) the occurrence of an Insolvency Event with respect to the Seller, the Servicer or the Company;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Any successor Servicer (including the Indenture Trustee as successor Servicer) shall provide the Seller in writing with such information as is reasonably requested by the Seller to comply with its reporting obligations under the Exchange Act with respect to such Servicer. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

      Section 8.02 Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment (including its appointment as Administrator under the Administration Agreement as set forth in Section 8.02(b)) by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

      (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator under the Administration Agreement in accordance with Section 8 of the Administration Agreement.

      (c) The Servicer may not resign unless it is prohibited from serving as such by law.

      Section 8.03 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

      Section 8.04 Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes or, if the Notes are no longer Outstanding, the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Percentage Interests (as defined in the Trust Agreement) may, on behalf of all Noteholders or the Holders of the Certificates, as the case may be, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required allocations or distributions from the Deposit Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE IX

                                   Termination

      Section 9.01 Optional Purchase of All Receivables. (a) As of the last day of any Collection Period as of which the then outstanding Pool Balance is 10% or less of the Original Pool Balance and the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes have been paid in full or will be paid in full on the next Payment Date, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Deposit Account; provided, however, that, unless Moody's agrees otherwise, the Servicer may not effect any such purchase if the rating of the DaimlerChrysler North America Holding Corporation's long-term debt obligations is less than "Baa3" by Moody's (the satisfaction of such condition to be confirmed by the Servicer to the Owner Trustee and the Indenture Trustee in an Officer's Certificate), unless the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, the Servicer shall deposit pursuant to Section 5.04 in the Deposit Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Deposit Account, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Deposit Account pursuant to the preceding sentence, together with any other funds in the Deposit Account, is greater than or equal to the sum of the outstanding principal amount of the Notes and [the Certificate Balance of the Certificates and] all accrued but unpaid interest (including any overdue interest and premium) thereon.

      (b) Notice of the exercise of the option in Section 9.01(a) shall be given by the Servicer to the Owner Trustee and the Indenture Trustee on or prior to the last day of the Collection Period referred to in Section 9.01(a).

                                    ARTICLE X

                                  Miscellaneous

      Section 10.01 Amendment. This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement (including for the issuance of Fixed Value Securities pursuant to Section 2.03) or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

      This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the Percentage Interests (as defined in the Trust Agreement) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests (as defined in the Trust Agreement), the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates.

      Prior to the execution of any such amendment the Servicer will provide written notification of the substance of such amendment to each of the Rating Agencies.

      Promptly after the execution of any such amendment or consent pursuant to either of the two preceding paragraphs, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

      It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

      Section 10.02 Protection of Title to Trust. (a) The Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) The Servicer shall maintain accounts and records as to each Standard Receivable and each Fixed Value Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Standard Receivable or Fixed Value Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Standard Receivable or Fixed Value Receivable and the amounts from time to time deposited in the Deposit Account in respect of such Standard Receivable or Fixed Value Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Standard Receivables and the Fixed Value Receivables, the Servicer's master computer records (including any backup archives) that refer to a Standard Receivable or Fixed Value Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Standard Receivable or Fixed Value Receivable and that such Standard Receivable or Fixed Value Receivable is owned by the Issuer and has been pledged to the

Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Standard Receivable or Fixed Value Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

      (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Standard Receivable or Fixed Value Receivable, shall indicate clearly that such Standard Receivable or Fixed Value Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

      (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Standard Receivable or Fixed Value Receivable.

      (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

      (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

            (1) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (B) no such action shall be necessary to preserve and protect such interest; and

            (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either
      (A) all financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      (j) The Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

      Section 10.03 Notices. All demands, notices, communications and instructions upon or to the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, electronically delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Servicer, to DaimlerChrysler Financial Services Americas LLC, 27777 Inkster Road, Farmington Hills, Michigan 48334, Attention of Assistant Secretary ((248) 427- 2565), (b) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (c) in the case of the Indenture Trustee, at the Corporate Trust Office, (d) [in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007], (e) [in the case of Standard & Poor's, via electronic delivery to servicer_reports@sandp.com, or if not available in electronic format, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10004, Attention of Asset Backed Surveillance Department], and (f) [in the case of Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention of Auto ABS Group]; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 10.04 Assignment by the Seller or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer. The Issuer and the Servicer hereby acknowledge and consent to the conveyance and assignment (i) by the Seller to the Company pursuant to the Purchase Agreement and (ii) by the Company to a limited liability company or other Person (provided that conveyance and assignment is made in accordance with Section 5.05 of the Purchase Agreement), of any and all of the Seller's rights and interests (and corresponding obligations, if any) hereunder with respect to receiving amounts from the Reserve Account and with respect to receiving and conveying any Fixed Value Payments, and the Issuer and the Servicer hereby agree that the Company, and any such assignee of the Company, shall be entitled to enforce such rights and interests directly against the Issuer as if the Company, or such assignee of the Company, were itself a party to this Agreement.

      Section 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Company (and any assignee of the Company pursuant to Section 10.04), the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.07 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 10.09 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 10.10 Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

      Section 10.11 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Company, acquiesce, petition or otherwise invoke or cause the Issuer or the Company (or any assignee of the Company pursuant to Section 10.04) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Company (or any assignee of the Company pursuant to Section 10.04) under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Company (or any assignee of the Company pursuant to Section 10.04) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Company (or any assignee of the Company pursuant to Section 10.04).

      (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

      Section 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee. (a)Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [_____________] not in its individual capacity but solely in its capacity as

Owner Trustee of the Issuer and in no event shall [_____________] in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by [_____________], not in its individual capacity but solely as Indenture Trustee and in no event shall [_____________] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                                   ARTICLE XI

                             Exchange Act Reporting

      Section 11.01 Further Assurances. The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Seller in connection with the satisfaction of the Seller's reporting requirements under the Exchange Act with respect to the Issuer. The Seller shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith. In addition to the information specified below, if so requested by the Seller for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee, the Owner Trustee and the Servicer shall provide the Seller with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Seller to comply with the Seller's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Seller is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Seller in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

      Section 11.02 Form 10-D Filings. For so long as the Seller is required to file Exchange Act Reports with respect to the Issuer, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause any subservicer to notify) the Seller of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Seller, the Servicer shall provide such information which is available to the Servicer, without unreasonable effort or expense regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the Statements to Noteholders pursuant to Section 5.07, commencing with the first such report due not less than five Business Days following such request.

      Section 11.03 Form 8-K Filings. For so long as the Seller is required to file Exchange Act Reports with respect to the Issuer, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause
(d) of the definition of "Reportable Event") of which such Person (or in the case of the Owner Trustee and the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge. Each Person shall have actual knowledge of any such event only to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 11.04 Form 10-K Filings. For so long as the Seller is required to file Exchange Act Reports: (i) if the Item 1119 Parties listed on Appendix A have changed since the Closing Date, no later than March 1 of each year, the Seller shall provide each of the Indenture Trustee, the Owner Trustee and the Servicer with an updated Appendix A setting forth the Item 1119 Parties and
(ii) no later than March 15 of each year, commencing in 200__, the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Seller of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Seller.

      Section 11.05 Report on Assessment of Compliance and Attestation. So long as the Seller is required to file Exchange Act Reports in respect of the Issuer, on or before March 15 of each calendar year, commencing in 200__:

            (a) The Indenture Trustee shall deliver to the Seller and the Servicer a report of the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as set forth under Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions) and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee and shall at a minimum address each of the Servicing Criteria specified on a certification in the form of Appendix B hereto delivered to the Seller concurrently with the execution of this Agreement (provided that such certification may be revised after the date of this Agreement as agreed by the Seller and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission). To the extent any of the Servicing Criteria are not applicable to the Indenture Trustee, with respect to asset-backed securities transactions taken as a whole involving the Indenture Trustee and that are backed by the same asset type as the Receivables, such report shall include such a statement to that effect. The Indenture Trustee acknowledges and agrees that the Seller with respect to its duties as the Certifying Person, and each of their respective officers and directors shall be entitled to rely upon each such servicing criteria assessment and the attestation delivered pursuant to Section 11.05(b) below.

            (b) The Indenture Trustee shall deliver to the Seller and the Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions), Rules 1-02(a)(3) and 2-02(g) of Regulation S-X (or any successor provisions) under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

            (c) The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Seller and the Servicer an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section 11.05. An assessment of compliance provided by a Subcontractor need not address any elements of the Servicing Criteria other than those specified by the Indenture Trustee pursuant to Section 11.05(a).

            (d) In the event the Indenture Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this Section 11.05 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust or the Receivables.

      Section 11.06 Back-up Sarbanes-Oxley Certification. No later than March 15 of each year, beginning in 200__, the Servicer shall provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification") and shall cause each Reporting Subcontractor, in the form attached hereto as Appendix C (in the case of a Reporting Subcontractor) and as Appendix D (in the case of the Servicer) on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Seller will not request delivery of a certification under this Section 11.06 unless the Seller is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer. So long as the Servicer is the Seller or an Affiliate of the Seller, the Servicer is not required to deliver the Performance Certification. In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee or the Servicer has actual knowledge of information as to itself (or any of its Subcontractors appointed pursuant to Section 11.07) that is material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Servicer shall promptly notify the Seller. Each of the Indenture Trustee and the Servicer agrees to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Issuer.

      Section 11.07 Use of Subcontractors. (a) It shall not be necessary for the Indenture Trustee or the Servicer to seek the consent of the Seller or any other party hereto to the utilization of any Subcontractor. Each of the Indenture Trustee and the Servicer shall promptly upon request provide to the Seller (or any designee of the Seller, such as the Servicer or the Administrator) a written description (in form and substance satisfactory to the Seller) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this sentence.

      (b) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Indenture Trustee shall cause any such Subcontractor for the benefit of the Seller to comply with the provisions of Sections 11.05 and 11.06 to the same extent as if such Subcontractor were the Indenture Trustee. The Indenture Trustee shall be responsible for obtaining from each such Subcontractor and delivering to the Seller, any assessment of compliance and attestation required to be delivered by such Subcontractor under Sections 11.05 and 11.06, in each case as and when required to be delivered.

      (c) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer shall cause any such Subcontractor for the benefit of the Seller to comply with the provisions of Section 4.10(a)(ii), Section 4.11 and Section 11.06 to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the Seller, any assessment of compliance and attestation required to be delivered by such Subcontractor under this Agreement, in each case as and when required to be delivered.

      Section 11.08 Representations and Warranties. Each of the Indenture Trustee and the Owner Trustee represents that (i) there are no affiliations, relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's-length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

      Section 11.09 Indemnification. (a) Each of the Indenture Trustee and the Servicer (if the Seller is not the Servicer) shall indemnify the Seller, each affiliate of the Seller, the Servicer with respect to its duties as Certifying Person or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in (x) with respect to the Indenture Trustee, the assessment of compliance provided under this Article XI and (y) with respect to the Servicer, Section 4.10 and Section 4.11 by or on behalf of such Person (with respect to each such party, the "Provided Information"), or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related Provided Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

            (ii) with respect to the Indenture Trustee, any failure by the Indenture Trustee to deliver any assessment of compliance when and as required under this Article XI and with respect to the Servicer, any failure by the Servicer to deliver any information, report, certification, accountants' letter or other material when and as required under Section 4.10, Section 4.11 or Article XI, as applicable.

      (b) In the case of any failure of performance described in clause (ii) of Section 11.09(a), each of the Indenture Trustee and the Servicer shall promptly reimburse the Seller for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indenture Trustee or the Servicer, as applicable.

      (c) Each of the Indenture Trustee and the Servicer shall require that any Reporting Subcontractor agree to the provisions of paragraphs (a) and (b) of this Section 11.09, or shall be responsible for all such indemnification, costs or expenses if the Reporting Subcontractor will not agree to such provisions.

      (d) Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      Section 11.10 Amendments. In the event the parties to this Agreement desire to further clarify or amend any provision of this Article XI, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article XI pursuant to Section 11.01, provided such amendment will not require any Opinion of Counsel or satisfaction of the Rating Agency Condition or the consent of any Noteholder or Certificateholder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    DAIMLERCHRYSLER AUTO TRUST 200__-__

                                    By:  [_____________], not in its individual
                                         capacity but solely as Owner Trustee
                                         on behalf of the Trust


                                         By:
                                              -------------------------------
                                         Name:
                                         Title:


                                    DAIMLERCHRYSLER FINANCIAL SERVICES
                                    AMERICAS LLC,
                                    Seller and Servicer


                                    By:
                                         -------------------------------------
                                    Name:
                                    Title:

Acknowledged and accepted and,
solely for purposes of Article XI,
agreed as of the day and year
first above written:


[INDENTURE TRUSTEE],
not in its individual capacity, but solely as Indenture Trustee


By:
    --------------------------------
Name:
Title:

[OWNER TRUSTEE],
not in its individual capacity, but solely as OwnerTrustee


By:
    --------------------------------
Name:
Title:

                                                                   SCHEDULE A

                             Schedule of Receivables
                             -----------------------



        Delivered to the Owner Trustee and Indenture Trustee at Closing



                                  Schedule A

                                                                  SCHEDULE B

                          Location of Receivable Files
                          ----------------------------



                                  Schedule B

                                                                   SCHEDULE C
                                Schedule of YSOA
                                ----------------

   "YSOA" means, with respect to any Payment Date, the amount specified below with respect to such Payment Date:

Closing Date.........  $[_____________]   _______ 20__......... $[_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__......... [_____________]
_______ 20__.........  [_____________]    _______ 20__ (and     [_____________]
                                          thereafter)..........
_______ 20__.........  [_____________]

   The YSOA has been calculated for each Payment Date as the sum of the amount for each Receivable equal to the excess, if any, of

   o the scheduled payments due on such Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at the APR of such Receivable, over

   o the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at [____]%.

   For purposes of such calculation, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.



                                 Schedule C-1

                                                                      EXHIBIT A

                  Form of Distribution Statement to Noteholders
                  ---------------------------------------------


DaimlerChrysler Financial Services Americas LLC
DaimlerChrysler Auto Trust 200__-__ Payment Date Statement to Noteholders

------------------------------------------------------------------------------

Amount of Principal Paid to:

Class A-1 Notes:  ($ per $1,000 original principal amount)
Class A-2 Notes:  ($ per $1,000 original principal amount)
Class A-3 Notes:  ($ per $1,000 original principal amount)
Class A-4 Notes:  ($ per $1,000 original principal amount)
[Class B Notes:   ($ per $1,000 original principal amount)]

Amount of Interest Paid to:

Class A-1 Notes:  ($ per $1,000 original principal amount)
Class A-2 Notes:  ($ per $1,000 original principal amount)
Class A-3 Notes:  ($ per $1,000 original principal amount)
Class A-4 Notes:  ($ per $1,000 original principal amount)
[Class B Notes:   ($ per $1,000 original principal amount)]

Total Distribution Amount:

Note Balance
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  [Class B Notes]

Servicing Fee
Servicing Fee Per $1,000 Note

Reserve Account Balance

Pool Balance



                                 Exhibit A-1

                                                                   EXHIBIT B

                         Form of Servicer's Certificate
                         ------------------------------

DaimlerChrysler Financial Services Americas LLC                        Distribution Date: [    ]
DaimlerChrysler Auto Trust 200__-__ Monthly Servicer's Certificate     Page 1 of 2
-------------------------------------------------------------------------------------------------
   Payment Determination Statement Number
   Distribution Date
   Record Date

   Dates Covered                                                   From and Including      To and Including
   -------------                                                   ------------------      ----------------
      Collections Period
      Accrual Period
      30/360 Days
      Actual/360 Days
                                                                       Number of
   Collateral Pool Balance Data                                         Accounts             $ Amount
   ----------------------------                                         --------             --------
   Pool Balance - Beginning of Period
   Collections of Installment Principal
   Collections Attributable to Full Payoffs
   Principal Amount of Repurchases
   Principal Amount of Gross Losses
                                                                                          ----------------
   Pool Balance - End of Period (EOP)
                                                                                          ================
   Pool Statistics                                                                         End of Period
   ---------------                                                                        ----------------
   Initial Pool Balance (Pool Balance at the Purchase Date)
   Pool Factor (Pool Balance as a Percent of Initial Pool Balance)

   Ending Overcollateralization (O/C) Amount

   Coverage Ratio (Ending Pool Balance as a Percent of Ending Notes)

   Cumulative Net Losses
   Net Loss Ratio (3 mo. Weighted Avg.)

   Cumulative Recovery Ratio

                                                                        $ Amount  % of EOP Pool    # of
   Delinquency Information(1)                                           --------  -------------    ----
                                                                                     Balance      Accounts
                                                                                     -------      --------
       31-60 Days Delinquent

       61-90 Days Delinquent

       91-120 Days Delinquent

       121 Days or More Delinquent

       Repossessions

       (1) A receivable is not considered past due if the amount past due is less than 10% of the scheduled monthly payment.

   60+ Days Delinquency Amount

   60+ Days Delinquency Ratio (3 mo. Weighted Avg.)

                                                                     Current Month       Prior Month
                                                                     -------------       -----------
   Weighted Average APR

   Weighted Average Remaining Term (months)

   Weighted Average Seasoning (months)



                                 Exhibit B-1

                                                                     EXHIBIT B
------------------------------------------------------------------------------

                        Form of Servicer's Certificate

DaimlerChrysler Financial Services Americas LLC                        Distribution Date: [    ]
DaimlerChrysler Auto Trust 200__-__ Monthly Servicer's Certificate     Page 2 of 2
-------------------------------------------------------------------------------------------------

Cash Sources
------------
   Collections of Installment Principal

   Collections Attributable to Full Payoffs

   Principal Amount of Repurchases                          O/C Release

   Recoveries on Loss Accounts                              Pool Balance

   Collections of Interest                                  Yield Supplement O/C Amount
                                                                                                      -------
   Investment Earnings                                      Adjusted Pool Balance

   Reserve Account                                          Total Securities
                                                --------                                              -------
   Total Sources
                                                ========

Cash Uses                                                   Adjusted O/C Amount
---------
   Servicer Fee                                             Target Overcollateralization Amount

   A Note Interest                                          O/C Release Period?
                                                                                                       -------
   Priority Principal Distribution Amount                   O/C Release

   B Note Interest

   Reserve Fund

   Regular Principal

   Distribution Amount

   Distribution to Certificateholders
                                                --------
   Total Cash Uses
                                                ========

Administrative Payment
----------------------
Total Principal and Interest Sources

Investment Earnings in Trust Account

Daily Collection Remitted

Cash Reserve in Trust Account

Servicer Fee (withheld)

O/C Release to Seller
                                                --------
   Payment Due to/(from)
   Trust Account
                                                ========


                                                             Principal             Interest
                              Beginning  Ending   Principal  per $1000   Interest  per $1000
                              Balance    Balance  Payment    Face        Payment   Face
                              --------------------------------------------------------------
Notes
Class A-1       @    %
Class A-2       @    %
Class A-3       @    %
Class A-4       @    %
Class B         @    %
   Total Notes
                              ==============================            =========
    * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period.



                                 Schedule B-2

                                   APPENDIX A


                                Item 1119 Parties



DaimlerChrysler Auto Trust 200__-__
DaimlerChrysler Financial Services Americas LLC
[OWNER TRUSTEE]
[INDENTURE TRUSTEE]



                                  Appendix A

                                   APPENDIX B


                  Minimum Servicing Criteria to be Addressed in
                       Assessment of Compliance Statement


            The assessment of compliance to be delivered by the [Trustee] [Servicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

---------------------------------------------------------------------------------------------
Reg AB Reference     Servicing Criteria                         Applicable Servicing Criteria
---------------------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted
                     to monitor any performance or other
                     triggers and events of default in
                     accordance with the transaction
                     agreements.
---------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are
                     outsourced to third parties, policies and
                     procedures are instituted to monitor the
                     third party's performance and compliance
                     with such servicing activities.
---------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction
                     agreements to maintain a back-up servicer
                     for the Pool Assets are maintained.
---------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions
                     policy is in effect on the party
                     participating in the servicing function
                     throughout the reporting period in the
                     amount of coverage required by and
                     otherwise in accordance with the terms
                     of the transaction agreements.
---------------------------------------------------------------------------------------------
                     Cash Collection and Administration
---------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on pool assets are deposited into
                     the appropriate custodial bank accounts and
                     related bank clearing accounts no more than
                     two business days following receipt, or such
                     other number of days specified in the
                     transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on
                     behalf of an obligor or to an investor are
                     made only by authorized personnel.
---------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding
                     collections, cash flows or distributions,
                     and any interest or other fees charged for
                     such advances, are made, reviewed and
                     approved as specified in the transaction
                     agreements.
---------------------------------------------------------------------------------------------
1122(d)(2)(iv)       The related accounts for the transaction,
                     such as cash reserve accounts or accounts
                     established as a form of over
                     collateralization, are separately maintained
                     (e.g., with respect to commingling of cash)
                     as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a
                     federally insured depository institution as
                     set forth in the transaction agreements. For
                     purposes of this criterion, "federally
                     insured depository institution" with respect
                     to a foreign financial institution means a
                     foreign financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
---------------------------------------------------------------------------------------------


                                        Appendix B-1


---------------------------------------------------------------------------------------------
Reg AB Reference     Servicing Criteria                         Applicable Servicing Criteria
---------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
---------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly
                     basis for all asset-backed securities
                     related bank accounts, including custodial
                     accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically
                     accurate; (B) prepared within 30 calendar
                     days after the bank statement cutoff date,
                     or such other number of days specified in
                     the transaction agreements; (C) reviewed and
                     approved by someone other than the person
                     who prepared the reconciliation; and (D)
                     contain explanations for reconciling items.
                     These reconciling items are resolved within
                     90 calendar days of their original
                     identification, or such other number of days
                     specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be
                     filed with the Commission, are maintained in
                     accordance with the transaction agreements
                     and applicable Commission requirements.
                     Specifically, such reports (A) are prepared
                     in accordance with timeframes and other
                     terms set forth in the transaction
                     agreements; (B) provide information
                     calculated in accordance with the terms
                     specified in the transaction agreements; (C)
                     are filed with the Commission as required by
                     its rules and regulations; and (D) agree
                     with investors' or the trustee's records as
                     to the total unpaid principal balance and
                     number of Pool Assets serviced by the
                     Servicer.
---------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and
                     remitted in accordance with timeframes,
                     distribution priority and other terms set
                     forth in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted
                     within two business days to the Servicer's
                     investor records, or such other number of
                     days specified in the transaction
                     agreements.
---------------------------------------------------------------------------------------------
1122(d)(3)(iv)       Amounts remitted to investors per the
                     investor reports agree with cancelled
                     checks, or other form of payment, or
                     custodial bank statements.
---------------------------------------------------------------------------------------------
                      Pool Asset Administration
---------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on pool assets is
                     maintained as required by the transaction
                     agreements or related pool asset documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(ii)       Pool assets and related documents are
                     safeguarded as required by the transaction
                     agreements
---------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to
                     the asset pool are made, reviewed and
                     approved in accordance with any conditions
                     or requirements in the transaction
                     agreements.
---------------------------------------------------------------------------------------------



                                          Appendix B-2

---------------------------------------------------------------------------------------------
Reg AB Reference     Servicing Criteria                         Applicable Servicing Criteria
---------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on pool assets, including any
                     payoffs, made in accordance with the related
                     pool asset documents are posted to the
                     Servicer's obligor records maintained no
                     more than two business days after receipt,
                     or such other number of days specified in
                     the transaction agreements, and allocated to
                     principal, interest or other items (e.g.,
                     escrow) in accordance with the related pool
                     asset documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the pool
                     assets agree with the Servicer's records
                     with respect to an obligor's unpaid
                     principal balance.
---------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status
                     of an obligor's pool assets (e.g., loan
                     modifications or re-agings) are made,
                     reviewed and approved by authorized
                     personnel in accordance with the transaction
                     agreements and related pool asset documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g.,
                     forbearance plans, modifications and deeds
                     in lieu of foreclosure, foreclosures and
                     repossessions, as applicable) are initiated,
                     conducted and concluded in accordance with
                     the timeframes or other requirements
                     established by the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are
                     maintained during the period a pool asset is
                     delinquent in accordance with the
                     transaction agreements. Such records are
                     maintained on at least a monthly basis, or
                     such other period specified in the
                     transaction agreements, and describe the
                     entity's activities in monitoring delinquent
                     pool assets including, for example, phone
                     calls, letters and payment rescheduling
                     plans in cases where delinquency is deemed
                     temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of
                     return for pool assets with variable rates
                     are computed based on the related pool asset
                     documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A) such
                     funds are analyzed, in accordance with the
                     obligor's pool asset documents, on at least
                     an annual basis, or such other period
                     specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited,
                     to obligors in accordance with applicable
                     pool asset documents and state laws; and (C)
                     such funds are returned to the obligor
                     within 30 calendar days of full repayment of
                     the related pool assets, or such other
                     number of days specified in the transaction
                     agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such
                     as tax or insurance payments) are made on or
                     before the related penalty or expiration
                     dates, as indicated on the appropriate bills
                     or notices for such payments, provided that
                     such support has been received by the
                     servicer at least 30 calendar days prior to
                     these dates, or such other number of days
                     specified in the transaction agreements.
---------------------------------------------------------------------------------------------



                                       Appendix B-3

---------------------------------------------------------------------------------------------
Reg AB Reference     Servicing Criteria                         Applicable Servicing Criteria
---------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection
                     with any payment to be made on behalf of an
                     obligor are paid from the Servicer's funds
                     and not charged to the obligor, unless the
                     late payment was due to the obligor's error
                     or omission.
---------------------------------------------------------------------------------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor
                     are posted within two business days to the
                     obligor's records maintained by the
                     servicer, or such other number of days
                     specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible
                     accounts are recognized and recorded in
                     accordance with the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xv)       Any external enhancement or other support,
                     identified in Item 1114(a)(1) through (3) or
                     Item 1115 of Regulation AB, is maintained as
                     set forth in the transaction agreements.
---------------------------------------------------------------------------------------------


                                    [INDENTURE TRUSTEE]
                                    [DAIMLERCHRYSLER FINANCIAL SERVICES
                                    AMERICAS LLC]


                                    By:________________________________
                                    Name:
                                    Title:


                                    Date: _________________________



                                 Appendix B-4

                                   APPENDIX C


                        Form of Performance Certification

                             Reporting Subcontractor


                                  CERTIFICATION


      Re:   DaimlerChrysler Auto Trust 200__-__


      The undersigned Reporting Subcontractor hereby certifies to the [ ] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. The Reporting Subcontractor has reviewed the information and reports provided by it to the Seller and the Servicer pursuant to the Sale and Servicing Agreement with respect to the servicing criteria assessment under Section 11.05 of the Sale and Servicing Agreement (the "Information");

      2. Based on the Reporting Subcontractor's knowledge, the Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required in the Information and necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-K report; and

      3. The servicing criteria assessment required to be provided by the Reporting Subcontrator pursuant to the Sale and Servicing Agreement, has been provided to the Seller and the Servicer. Any material instance of noncompliance with the applicable Servicing Criteria has been disclosed in such report.

      4. Any assessment of compliance with servicing criteria required to be provided by any Reporting Subcontractor of the Indenture Trustee have been provided by such Reporting Subcontractor.

      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement dated as of ___________, 200__ among DaimlerChrysler



                                 Appendix C-1

Financial Services Americas LLC, as Seller and Servicer, and
DaimlerChrysler Auto Trust 200__-__.



                                    [REPORTING SUBCONTRACTOR]


                                    By:________________________________
                                    Name:
                                    Title:


                                    Date: _________________________



                                 Appendix C-2

                                   APPENDIX D

                        Form of Performance Certification
                                   (Servicer)


                                  CERTIFICATION

      Re:   DaimlerChrysler Auto Owner Trust 200__-__

      The undersigned Servicer hereby certifies to the [ ] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Servicer during 200[ ] that were delivered by the Servicer to the Indenture Trustee pursuant to the Agreement (collectively, the "Servicer Servicing Information");

      2. Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

      3. Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Indenture Trustee;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Sale and Servicing Agreement dated ___________, 200__ among DaimlerChrysler Auto Trust 200__-__, and DaimlerChrysler Financial Services Americas LLC (the "Agreement"), and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by



                                 Appendix D-1
the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Indenture Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Seller. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement dated as of ___________, 200__ among DaimlerChrysler Financial Services Americas LLC, as Seller and Servicer, and DaimlerChrysler Auto Trust 200__-__.


                                   DAIMLERCHRYSLER FINANCIAL
                                   SERVICES AMERICAS LLC


                                    By:________________________________
                                    Name:
                                    Title:


                                    Date: _________________________



                                 Appendix D-2